SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2003 (February 6, 2003)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued on February 6, 2003 by Kyzen Corporation

ITEM 9. REGULATION FD DISCLOSURE

     On February 6, 2003, Kyzen Corporation (the “Registrant”) issued a press release reporting the fourth quarter and year-end 2002 earnings. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION

Date: February 6, 2003	By:	/s/ Kyle J. Doyel
	Name:	Kyle J. Doyel
	Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on February 6, 2003 by Kyzen Corporation

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